UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 7, 2017

(Date of earliest event reported)

Corvus Gold Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	000-55447 (Commission File Number)	98-0668473 (IRS Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia Canada (Address of principal executive offices)	N/A (Zip Code)

Registrant’s telephone number, including area code:   (604) 638-3246

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note: Corvus Gold Inc. (the “Company”) is amending and re-filing this Current Report on Form 8-K which was previously filed by error on July 10, 2017 as a Foreign Report on Form 6-K. This Current Report also contains additional disclosure regarding the issuance of unregistered equity securities in relation to the Company’s acquisition of its Mother Lode property in June 2017. Except as hereby disclosed, no other changes or additions have been made to the Current Report on Form 8-K as originally filed.

Item 3.02 Unregistered Sale of Equity Securities.

On July 5, 2017, Corvus Gold Inc. (the “Company”) issued 6,200,000 common shares in relation to the closing of a non-brokered private placement to an institutional investor. The common shares were sold at a price of Cdn$0.75 per common share for aggregate gross proceeds of Cdn$4,650,000. The common shares were issued in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and the exemption from registration pursuant to Rule 506(b) of Regulation D under the Securities Act, on the basis of representations of eligibility and suitability made to the Company by the investor in the subscription agreement for the common shares.

On June 9, 2017, the Company issued 1,000,000 common shares in connection with the acquisition of its Mother Lode property in Nevada, USA, with a fair value of $810,000. The Common Shares were issued in exchange for the property interests of the seller of the Mother Lode property, Goldcorp USA, Inc., a third party, pursuant to the exemption from the registration requirements of the United States Securities Act of 1933, as amended, provided by Section 4(a)(2) thereunder, based upon the nature of the transaction and the representations of the seller of the property.

Item 7.01. Regulation FD Disclosure.

On July 7, 2017, the Company issued a press release reporting the closing of its private placement of common shares. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Press Release, dated July 7, 2017

* The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS GOLD INC.

DATE: October 6, 2017	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release, dated July 7, 2017

* The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.